UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 14, 2022
Latch, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39688	85-3087759
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

508 West 26th Street, Suite 6G, New York, NY	10001
(Address of principal executive offices)	(Zip Code)
(917) 338-3915
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	LTCH	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common stock at an exercise price of $11.50 per share	LTCHW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On November 14, 2022, Latch, Inc. (the “Company”) received a notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that it is not in compliance with the periodic filing requirements for continued listing set forth in Nasdaq Listing Rule 5250(c)(1) (the “Rule”) as a result of its failure to file its Quarterly Report on Form 10-Q for the quarter ended September 30, 2022 (the “Third Quarter Form 10-Q”) with the Securities and Exchange Commission (the “SEC”) by the required due date.
As previously reported by the Company in its Notification of Late Filing on Form 12b-25, filed with the SEC on November 10, 2022, the Company was unable to timely file the Third Quarter Form 10-Q without unreasonable effort or expense within the prescribed time period.
Following the Company’s failure to file the Quarterly Report on Form 10-Q for the quarter ended June 30, 2022 (the “Second Quarter Form 10-Q” and, together with the Third Quarter Form 10-Q, the “Quarterly Reports”), the Company submitted a plan to regain compliance with the Rule (the “Compliance Plan”), and Nasdaq granted an exception for the Company to regain compliance by filing the Quarterly Reports by February 6, 2023.
The Notice stated that the Company has until November 28, 2022 to submit an update to the Compliance Plan.
The Notice has no immediate effect on the listing or trading of the Company’s shares of common stock or warrants. However, if the Company fails to timely regain compliance with the Rule, the Company’s shares of common stock and warrants will be subject to delisting from Nasdaq.
The Company intends to submit the Quarterly Reports as soon as practicable.
Item 7.01.    Regulation FD Disclosure.
On November 16, 2022, the Company issued a press release related to the information described in Item 3.01 above (the “Press Release”). A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”).
The information set forth in Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01.    Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press Release dated November 16, 2022.
104	Cover Page Interactive Data File, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Latch, Inc.

Date:	November 16, 2022	By:	/s/ Barry Schaeffer
		Name:	Barry Schaeffer
		Title:	Interim Chief Financial Officer and Treasurer